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                         VAN KAMPEN TAX FREE MONEY FUND
                         SUPPLEMENT DATED JUNE 25, 2004
                   TO THE PROSPECTUS DATED OCTOBER 31, 2003,
                  AS PREVIOUSLY SUPPLEMENTED ON MARCH 30, 2004

     The Prospectus is hereby supplemented as follows:

     On March 3, 2004, the Board of Trustees (the "Board") of Van Kampen Tax Free Money Fund (the "Fund") approved submitting to shareholders a proposed plan of liquidation to terminate and liquidate the Fund. In connection with the proposed plan of liquidation, the Fund suspended the continuous offering of its shares to new investors on April 13, 2004. At the special meeting of shareholders on June 23, 2004, the proposed plan of liquidation did not receive the votes necessary for approval. As described in the proxy statement related to the proposed plan of liquidation, if shareholders did not approve the proposed plan of liquidation, the Fund would continue to operate as is and the Board may consider other available options. As a result, on June 28, 2004, the Fund will resume the continuous offering of its shares to new investors.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                  TFMM SPT  6/04